                                                                      EX-99.B24


                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



          Signature             Title            Date


/s/ David W. Belin              Trustee          March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



          Signature            Title          Date


/s/ Lewis A. Burnham           Trustee        March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature            Title         Date


/s/ Donald L. Dunaway            Trustee       March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



        Signature               Title          Date

/s/ Robert B. Hoffman           Trustee        March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature           Title            Date


/s/ Donald R. Jones             Trustee          March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature           Title            Date


/s/ Shirley D. Peterson         Trustee          March 31, 1998
    -----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature          Title           Date


/s/ Daniel Pierce              Trustee         March 31, 1998
    ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature           Title          Date

/s/ William P. Sommers          Trustee        March 31, 1998
    --------------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper High Yield Series.



            Signature           Title           Date


/s/ Edmond D. Villani           Trustee         March 31, 1998
    ----------------------